UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 29, 2004

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16755	84-1592064

(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400,, Englewood, CO	80112

(Address of Principal Executive Offices)	(Zip Code)

(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD

On September 29, 2004, Archstone-Smith Trust (“Archstone-Smith”) issued a press release announcing the company is increasing its 2004 earnings guidance. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

Item 9.01	Financial Statements and Exhibits

     (a) not applicable

     (b) not applicable

     (c) Exhibits

Exhibit No.	Document Description
99.1	Press Release, dated September 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH TRUST

Dated: September 29, 2004	By:	/s/ R. Scot Sellers
R. Scot Sellers
Chairman and Chief Executive Officer

1

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release, dated September 29, 2004